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                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY

                                  AVIALL, INC.

                          7 5/8% SENIOR NOTES DUE 2011

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                   June 30, 2003

Citigroup Global Markets Inc.
Credit Suisse First Boston LLC
Wachovia Securities, LLC,
As Representatives of the Initial Purchasers
   c/o Citigroup Global Markets Inc.
   388 Greenwich Street
   New York, New York 10013

Ladies and Gentlemen:

                  Aviall, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell its 7 5/8% Senior Notes due 2011 (the "Notes") to certain purchasers (the "Initial Purchasers"), upon the terms set forth in a Purchase Agreement, dated as of June 25, 2003, by and among the Company, the Company's direct and indirect subsidiaries set forth on the signature page hereto (the "Subsidiary Guarantors") and the Initial Purchasers (the "Purchase Agreement") relating to the initial placement of the Notes (the "Initial Placement"). The Notes will be guaranteed (the "Guarantees" and, together with the Notes, the "Securities") on an unsecured senior basis by each of the Subsidiary Guarantors. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company and the Subsidiary Guarantors, jointly and severally, agree with you for your benefit and the benefit of the Holders (as defined herein), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

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                  "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Company" shall have the meaning set forth in the preamble hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Guarantees" shall mean the guarantees of the Subsidiary Guarantors with respect to the Exchange Notes.

                  "Exchange Notes" shall mean the 7 5/8% Senior Notes due 2011 issued by the Company containing terms identical in all material respects to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the date of their original issue, (ii) the transfer restrictions thereon shall be eliminated and (iii) certain provisions relating to an increase in the rate of interest thereon shall be eliminated), to be offered to Holders in exchange for the Notes pursuant to the Registered Exchange Offer.

                  "Exchange Offer Registration Period" shall mean the period following the consummation of the Registered Exchange Offer, which period shall end on the sooner of the 180th day after the consummation of the Registered Exchange Offer and the date on which all Exchanging Dealers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 5(k) hereof).

                  "Exchange Offer Registration Statement" shall mean a registration statement of the Company and the Subsidiary Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchange Securities" shall mean the Exchange Notes and Exchange Guarantees.

                  "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for Exchange Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company).

                  "Final Memorandum" shall have the meaning set forth in the Purchase Agreement.

                  "Guarantees" shall have the meaning set forth in the preamble hereto.

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                  "Holder" shall mean the registered holder (including any
Initial Purchaser) of Securities or, upon completion of the Registered Exchange Offer, Exchange Securities, as the case may be.

                  "Indenture" shall mean the Indenture relating to the Securities, dated as of June 30, 2003, among the Company, the Subsidiary Guarantors and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "Initial Placement" shall have the meaning set forth in the preamble hereto.

                  "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

                  "Losses" shall have the meaning set forth in Section 7(d) hereof.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities and Exchange Securities, as the case may be, at any time outstanding.

                  "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

                  "Notes" shall have the meaning set forth in the preamble hereto.

                  "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

                  "Registered Exchange Offer" shall mean the proposed offer of the Company and the Subsidiary Guarantors to issue and deliver to the Holders that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the Exchange Securities.

                  "Registration Statement" shall mean any Exchange Offer Registration Statement that covers any of the Exchange Securities or Shelf Registration Statement that covers any of the Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

                  "Securities" shall have the meaning set forth in the preamble hereto.

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                  "Shelf Registration" shall mean a registration effected
pursuant to Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(b) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Subsidiary Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                  "Underwriter" shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2.       Registered Exchange Offer.

                           (a) The Company shall use its reasonable best efforts to prepare and, not later than 90 days following the date of the original issuance of the Securities (or if such 90th day is not a Business Day, the next succeeding Business Day), shall use its reasonable best efforts to file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act not later than 180 days following the date of the original issuance of the Securities (or if such 180th day is not a Business Day, the next succeeding Business Day).

                           (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall as soon as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an Affiliate of the Company, acquires the Exchange Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States. The Company, the Subsidiary Guarantors, the Holders and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Exchanging Dealer is required, in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer, to deliver a prospectus containing substantially the information set forth in
         Section 5(a)(ii) hereof.

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                           (c)      In connection with the Registered Exchange
         Offer, the Company shall:

                                    (i)      mail to each Holder a copy of the
                  Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                                    (ii)     keep the Registered Exchange Offer
                  open for not less than 30 days and not more than 60 days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                                    (iii)    use its reasonable best efforts to
                  keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, to ensure that it is available for sales of Exchange Securities by Exchanging Dealers during the Exchange Offer Registration Period;

                                    (iv)     utilize the services of a
                  depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

                                    (v)      permit Holders to withdraw tendered
                  Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                                    (vi)     prior to effectiveness of the
                  Exchange Offer Registration Statement, if requested by the Commission, provide a supplemental letter to the Commission
                  (A) stating that the Company and the Subsidiary Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that neither the Company nor any Subsidiary Guarantor has entered into any arrangement or understanding with any Person to distribute the Exchange Securities to be received in the Registered Exchange Offer and that neither the Company nor any Subsidiary Guarantor will issue Exchange Securities to any Holder participating in the Registered Exchange Offer who fails to certify to the Company that such Holder is acquiring the Exchange Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities; and

                                    (vii)    comply in all material respects
                  with all applicable laws.

                           (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

                                    (i)      accept for exchange all Securities
                  tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

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                                    (ii)     deliver to the Trustee for
                  cancellation in accordance with Section 5(s) hereof all Securities so accepted for exchange; and

                                    (iii)    cause the Trustee promptly to
                  authenticate and deliver to each Holder of Securities a principal amount of Exchange Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

                           (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of the Registered Exchange Offer:

                                    (i)      any Exchange Securities received by
                  such Holder will be acquired in the ordinary course of business;

                                    (ii)     such Holder has had and will have
                  no arrangement or understanding with any Person to participate, and is not participating, in the distribution of the Securities or the Exchange Securities within the meaning of the Act; and

                                    (iii)    such Holder is not an Affiliate of
                  the Company or any of the Subsidiary Guarantors (or if it is such an Affiliate, that it will comply with the registration and prospectus delivery requirements of the Act to the extent applicable).

                           (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the written request of such Initial Purchaser, the Company and the Subsidiary Guarantors shall issue and deliver to such Initial Purchaser or the Person purchasing Exchange Securities registered under a Shelf Registration Statement as contemplated by
         Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of Exchange Securities. The Company shall use its reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer.

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                  3.       Shelf Registration.

                           (a)      If (i) due to any change in law or
         applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it or any Subsidiary Guarantor is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Exchange Offer Registration Statement is not declared effective by the Commission under the Act within 180 days of the date of the original issuance of the Securities (or if such 180th day is not a Business Day, the next succeeding Business Day) or the Registered Exchange Offer is not consummated within 210 days of the date of the original issuance of the Securities (or if such 210th day is not a Business Day, the next succeeding Business Day); (iii) any Initial Purchaser so requests in writing with respect to an unsold allotment of Securities that are not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) is not eligible under interpretations of the Commission to participate in the Registered Exchange Offer or does not receive freely tradeable Exchange Securities in the Registered Exchange Offer, other than by reason of such Holder being an Affiliate of the Company and the Subsidiary Guarantors (it being understood that the requirement that a participating Broker-Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of Exchange Securities shall not result in such Exchange Securities being not "freely tradable"); or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer, such Initial Purchaser does not receive freely tradeable Exchange Securities in exchange for Securities constituting any portion of an unsold allotment, other than by reason of such Holder being an Affiliate of the Company (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of Exchange Securities acquired in exchange for such Securities shall not result in such Exchange Securities being not "freely tradeable;" and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable"), the Company shall use its reasonable best efforts to effect, at its cost, a Shelf Registration Statement in accordance with subsection (b) below.

                           (b) The Company shall as promptly as practicable (but in no event more than 90 days after so required pursuant to Section 3(a) or requested pursuant to this Section 3, or if such 90th day is not a Business Day, the next succeeding Business Day), file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the Exchange Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further,

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         that with respect to Exchange Securities received by an Initial
         Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                                    (i)      The Company shall use its
                  reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission (or for such longer period if extended pursuant to Section 5(k) hereof) or such shorter period that will terminate when all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or, if earlier, the date on which the Securities become eligible for resale pursuant to Rule 144(k) under the Act (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (A) such action is required by applicable law; or (B) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets (to the extent permitted by the terms of the Indenture), so long as the Company promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable.

                  4. Special Interest. If (a) on or prior to the 90th day following the original issue date of the Securities (or if such 90th day is not a Business Day, the next succeeding Business Day), neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission, (b) on or prior to the 180th day following the original issue date of the Securities (or if such 180th day is not a Business Day, the next succeeding Business Day), neither the Exchange Offer nor the Shelf Registration Statement has been declared effective by the Commission, (c) on or prior to the 210th day following the original issue date of the Securities (or if such 210th day is not a Business Day the next succeeding Business Day), neither has the Registered Exchange Offer been consummated nor has the Shelf Registration Statement been declared effective, or (d) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Securities or Exchange Securities in accordance with and during the periods specified in this Agreement (each such event referred to in clauses (a) through (d), a "Registration Default"), then interest ("Special Interest") shall accrue on the principal amount of the Securities and the Exchange Securities (in addition to the stated interest on the Securities and Exchange Securities) from and including the date on which any such Registration Default shall have occurred to but excluding the date on

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which all Registration Defaults have been cured. Special Interest shall accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum.

                  All obligations of the Company and the Subsidiary Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for an Exchange Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.

                  The parties hereto agree that the Special Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that will be suffered by Holders of Securities by reason of a Registration Default.

                  5. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

                  (a)      The Company shall:

                                    (i)      furnish to you or the counsel
                  designated by you pursuant to Section 5(q)(1), not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including, upon written request, all documents incorporated by reference therein after the initial filing) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                                    (ii)     include the information
                  substantially as set forth in Annex A hereto in the Exchange Offer Registration Statement, in Annex B hereto in the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer, in each case subject to any changes, additions, deletions or moving of such disclosure required by the Commission;

                                    (iii)    if requested by an Initial
                  Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                                    (iv)     in the case of a Shelf Registration
                  Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

                           (b)      The Company shall ensure that:

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                                    (i)      other than with respect to
                  information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein, any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                                    (ii)     other than with respect to
                  information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein, any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto does not, when the Registration Statement becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                           (c) The Company shall advise you, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement in each case that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing to such requesting person (which notice pursuant to clauses
         (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

                                    (i)      when a Registration Statement
                  (exclusive of any material incorporated by reference therein) or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii)     of any request by the Commission
                  for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                                    (iii)    if known to the Company, of the
                  issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                                    (iv)     if known to the Company, of the
                  receipt by the Company or the Subsidiary Guarantors of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities, as the case may be, included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                                    (v)      of the happening of any event that
                  requires any change in the Registration Statement or the Prospectus so that, as of such date, the

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                  Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                           (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

                           (e) The Company shall furnish upon written request to each Holder so requesting of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                           (f)      The Company shall, during the Shelf
         Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing. The Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement in accordance with the plan of distribution set forth in the applicable Prospectus.

                           (g) The Company shall furnish to each Exchanging Dealer which so requests in writing, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                           (h) The Company shall promptly deliver to each Initial Purchaser, and each Exchanging Dealer required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the final Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request in writing. The Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser and any Exchanging Dealer that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement in accordance with the plan of distribution set forth in the applicable Prospectus.

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                           (i)      Prior to the Registered Exchange Offer or
         any other offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company and the Subsidiary Guarantors shall use their reasonable best efforts to arrange, if necessary, for the qualification of the Securities or the Exchange Securities for sale under the state securities or blue sky laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall either the Company or any Subsidiary Guarantor be obligated to qualify to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits or taxation in any such jurisdiction where it is not then so subject.

                           (j) The Company and the Subsidiary Guarantors shall cooperate with the Holders to facilitate the transfer by book entry of, or the timely preparation and delivery of certificates representing, Exchange Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such amounts and in such names as Holders may reasonably request.

                           (k)      Upon the occurrence of any event
         contemplated by subsections (c)(ii) through (v) above during any period of time in which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the securities included therein, the Prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) hereof to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section 5(k).

                           (l) Not later than the effective date of any Registration Statement, the Company shall provide a CUSIP number for the Exchange Securities registered under such Registration Statement and provide the Trustee with printed certificates for such Exchange Securities in a form eligible for deposit with The Depository Trust Company.

                           (m) The Company shall comply in all material respects with all applicable rules and regulations of the Commission and shall make generally available to its security holders within the time limits prescribed by the Commission, an earnings statement satisfying the provisions of Section 11(a) of the Act.

                           (n) The Company shall cause the Indenture to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

                           (o) The Company may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. The Company may exclude from such Shelf Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                           (p) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall enter into such agreements and take all other appropriate actions (including if an underwriter is engaged, entering into an underwriting agreement) in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in
         Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 7.

                           (q) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall:

                                    (i)      make reasonably available for
                  inspection by the Holders of a majority of the Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Citigroup Global Markets Inc. in connection with any underwritten Shelf Registration Statement for which it is acting as an underwriter and on behalf of the Holders by one counsel designated by the Holders of a majority of the Securities to be registered; provided, further, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and, if the Company is advised by its outside securities counsel that providing any such information to a Holder would result in the Company being required to disclose such information pursuant to Regulation FD, then as a condition to providing such information, such Holder will expressly agree in writing to comply with the foregoing;

                                    (ii)     cause the Company's and the
                  Subsidiary Guarantors' officers, directors and employees to supply all relevant information reasonably requested by the Holders or any underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Citigroup Global Markets Inc. in connection with any underwritten Shelf Registration Statement for which it is acting as an underwriter, and on behalf of the Holders by one counsel designated by the Holders of a majority of the Securities to be registered; provided, further, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and, if the Company is advised by its outside securities counsel that providing any such information to a Holder would result in the Company being required to disclose such information pursuant to Regulation FD, then as a condition to providing such information, such Holder will expressly agree in writing to comply with the foregoing;

                                    (iii)    in connection with an underwritten
                  offering or if requested by the Holders of a majority of the Securities to be registered pursuant to such Shelf Registration Statement, make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                                    (iv)     in connection with an underwritten
                  offering or if requested by the Holders of a majority of the Securities to be registered pursuant to such Shelf Registration Statement, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                                    (v)      in connection with an underwritten
                  offering or if requested by the Holders of a majority of the Securities to be registered pursuant to such Shelf Registration Statement, use its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in such Shelf Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                                    (vi)     deliver such documents and
                  certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Subsidiary Guarantors.

         The actions set forth in clauses (iii), (iv), (v) and (vi) of this
         Section 5(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and
         (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                           (r)      In the case of any Exchange Offer
         Registration Statement, the Company and the Subsidiary Guarantors shall, if requested in writing by the Majority Holders:

                                    (i)      make reasonably available for
                  inspection by any Initial Purchaser, and any attorney, accountant or other agent retained by such Initial Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Citigroup Global Markets Inc., and on behalf of the Holders by one counsel designated by the Majority Holders; provided, however, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                                    (ii)     cause the Company and the
                  Subsidiary Guarantors' officers, directors and employees to supply all relevant information reasonably requested by such Initial Purchaser or any such attorney, accountant or agent in connection with any such Exchange Offer Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Citigroup Global Markets Inc., and on behalf of the Holders by one counsel designated by the Majority Holders; provided, further, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                                    (iii)    make such representations and
                  warranties to such Initial Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                                    (iv)     obtain opinions of counsel to the
                  Company or any Subsidiary Guarantor and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Initial Purchaser and its counsel), addressed to such Initial Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Initial Purchaser or its counsel;

                                    (v)      use its reasonable best efforts to
                  obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in such Exchange Offer Registration Statement), addressed to such Initial Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by such Initial Purchaser or its counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Initial Purchaser or its counsel; and

                                    (vi)     deliver such documents and
                  certificates as may be reasonably requested by such Initial Purchaser or its counsel, including those to evidence compliance with Section 5(k) and with conditions customarily contained in underwriting agreements.

         The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section 5(r) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

                           (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the Exchange Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

                           (t) The Company will use its reasonable best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the Exchange Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities or the Exchange Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by the Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

                           (u) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Subsidiary Guarantors shall assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                                    (i)      if such Rules or By-Laws shall so
                  require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

                                    (ii)     indemnifying any such qualified
                  independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof; and

                                    (iii)    providing such information to such
                  Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

                           (v) Notwithstanding the foregoing, in the event of a potential acquisition or business combination or other transaction, business development or event involving the Company that may require disclosure in a Registration Statement, and the Company shall determine in the exercise of its reasonable judgment that disclosure of such potential acquisition or business combination or other transaction, business development or event is not in the best interests of the Company and its stockholders or that obtaining any financial statements relating to an acquisition or business combination required to be included in such Registration Statement would be impracticable, the Company and the Subsidiary Guarantors shall have the right to suspend the effectiveness of a Registration Statement for no more than two periods, each of up to 45 consecutive days (each a "Suspension Period"), during any 365-day period, provided that no Registration Statement may be suspended for more than an aggregate of 75 days in any twelve-month period. In any such event, the Company shall promptly notify any Exchanging Dealer of the suspension of the effectiveness of such Registration Statement, provided that the Company shall not be required to disclose in such notice the possible acquisition or business combination or other transaction, business development or event if it determines in good faith that such disclosure would not be in the best interests of the Company and its stockholders. Any Special Interest payable pursuant to Section 4 shall continue to accrue and be payable during any Suspension Period. Any Suspension Period shall terminate upon the later of (i) the abandonment, consummation or termination of such acquisition or business combination or other transaction, business development or event or the availability of the required financial statements with respect to a possible acquisition or business combination and (ii) any required amendment or supplement to the Registration Statement, and the Company shall promptly notify Exchanging Dealers that the use of the Prospectus contained in the Registration Statement, as amended or supplemented, may resume. The Company shall provide sufficient copies of the most recent version of such Prospectus to Exchanging Dealers promptly upon written request, and in no event later than one business day after such request.

                  6. Registration Expenses. The Company and the Subsidiary Guarantors shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 5 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

                  7.       Indemnification and Contribution.

                           (a) The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or Exchange Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by that indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Subsidiary Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Subsidiary Guarantors by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have.

                  The Company and the Subsidiary Guarantors also, jointly and severally, agree to indemnify or contribute as provided in Section 7(d) to Losses of any underwriter of any Securities or Exchange Securities, as the case may be, registered under a Shelf

         Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter (within the meaning of the Act or the Exchange Act) on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(p) hereof.

                           (b) Each Holder of Securities or Exchange Securities, as the case may be, covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, each of their Affiliates, each of their directors, each of their officers who signs such Registration Statement and each Person who controls the Company or any of the Subsidiary Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each such Holder, but only with reference to written information furnished to the Company or the Subsidiary Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by that indemnified party in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                           (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph
         (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                           (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claims, damages and liabilities referred to in subsection (a) or (b), as the case may be, above, (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or Exchange Security be obligated to contribute in accordance with this paragraph (d) an amount, in the aggregate, in excess of the purchase discount or commission applicable to such Security, or in the case of an Exchange Security, applicable to the Security that was exchangeable into such Exchange Security, nor shall any underwriter be obligated to contribute in accordance with this paragraph (d) an amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Subsidiary Guarantors shall be deemed to be equal to the sum of the total net proceeds from the Initial Placement (before deducting expenses). Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received, and benefits received by any other Holders shall be deemed to be equal to the proceeds received from the sale of the Securities or Exchange Securities, as applicable. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions received. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls either the Company or any of the Subsidiary Guarantors within the meaning of either the Act or the Exchange Act, each officer of the Company or any of the Subsidiary Guarantors who shall have signed the Registration Statement and each director of the Company or any of the Subsidiary Guarantors shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                           (e) The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company and the Subsidiary Guarantors or any of the officers, directors or controlling persons referred to in this Section 7, and will survive the sale by a Holder of Securities or Exchange Securities covered by a Registration Statement.

                  8.       Underwritten Registrations.

                           (a) If any of the Securities or Exchange Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

                           (b)      No person may participate in any
         underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such Person's Securities or Exchange Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  9. No Inconsistent Agreements. The Company and the Subsidiary Guarantors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  10. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the

Company and the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, holders of a majority in aggregate principal amount outstanding of Exchange Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except for the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders representing a majority of the aggregate principal amount of the Securities being so sold, voting together as a single class. The Company may consent to any amendment or waiver of this Agreement on behalf of the Subsidiary Guarantors.

                  11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, facsimile transmission or air courier guaranteeing next day delivery:

                           (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Citigroup Global Markets Inc.;

if to you, initially at the respective addresses set forth in the Purchase Agreement; and

                           (b)      if to the Company or the Subsidiary
         Guarantors, initially at the address of the Company set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchasers, the Company or the Subsidiary Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                  12. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and the Exchange Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the Exchange Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  13. Counterparts. This Agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

                  14. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

                  15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  16. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  17. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Subsidiary Guarantors and the several Initial Purchasers.

                                            Very truly yours,

                                            AVIALL, INC.

                                               By: /s/ COLIN M. COHEN
                                                   ----------------------------
                                               Name: Colin M. Cohen
                                               Title: Chief Financial Officer

                                            SUBSIDIARY GUARANTORS:

                                            AVIALL SERVICES, INC.
                                            AVIALL PRODUCT REPAIR SERVICES, INC.
                                            AVIALL JAPAN LIMITED
                                            INVENTORY LOCATOR SERVICE, LLC
                                            INVENTORY LOCATOR SERVICE-UK, INC.

                                            By: /s/ JEFFREY J. MURPHY
                                               --------------------------------
                                               Name: Jeffrey J. Murphy
                                               Title: Senior Vice President and
                                                        Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE FIRST BOSTON LLC
WACHOVIA SECURITIES, LLC

By: CITIGROUP GLOBAL MARKETS INC.

By: /s/ JEFFREY J. SINGER
    --------------------------------
    Name: Jeffrey J. Singer
    Title: Director

                                                                         ANNEX A

                  Each broker-dealer that receives exchange securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of these exchange securities. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Under existing interpretations of the SEC, this prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange securities received in exchange for securities where those securities were acquired by this broker-dealer as a result of market-making activities or other trading activities. The SEC may change these interpretations at any time. We have agreed that until the earlier of (i) the close of business 180 days after the expiration date and (ii) the date on which all broker-dealers have sold all exchange securities, we will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

                  Each broker-dealer that receives exchange securities for its own account in exchange for securities, where those securities were acquired by this broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of those exchange securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives exchange securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of these exchange securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange securities received in exchange for securities where those securities were acquired as a result of market-making activities or other trading activities. We and the subsidiary guarantors have agreed that, until the earlier of (i) the close of business 180 days after the expiration date and (ii) the date on which all broker-dealers have sold all exchange securities, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, 200__, all dealers effecting transactions in the exchange securities may be required to deliver a prospectus.

                  We will not receive any proceeds from any sale of exchange securities by broker-dealers. Exchange securities received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such exchange securities. Any broker-dealer that resells exchange securities that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of exchange securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  Until the earlier of (i) the close of business 180 days after the expiration date and (ii) the date on which all broker-dealers have sold all exchange securities, we and the subsidiary guarantors will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D

Rider A
                  [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:       ____________________________________
                  Address:    ____________________________________
                              ____________________________________
Rider B

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the exchange securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of exchange securities and it has no arrangements or understandings with any person to participate in a distribution of the exchange securities. If the undersigned is a broker-dealer that will receive exchange securities for its own account in exchange for securities, it represents that the securities to be exchanged for exchange securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such exchange securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.